                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 17, 2003

                                 HydroFlo, Inc.
                 (Name of small business issuer in our charter)

           North Carolina                 333-100099               56-2171767
    (State or other jurisdiction of  Commission File Number    (I.R.S. Employer
     incorporation or organization)                          Identification Number)

                     3721 Junction Blvd., Raleigh, NC 27603
              (Address of principal executive offices) (Zip Code)

(Address of principal place of business or intended principal place of business)

                  Registrant's telephone number: 919-772-9925

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Item 5. Other Events and Regulation FD Disclosure.

Payment from Happy Cloud Ranch in the amount of $28,968 as a partial  payment on the  $40,000  due was  received  on June 16,  2003 has been  deposited  into our account. The reason for the partial payment is as follows:

One of the components of our product is a mixing system. Part of this system is tubes installed in the ponds. Although the engineer for Happy Cloud Ranch approved all specifications before manufacture and delivery, when the tubes arrived they were too long.

A meeting between Happy Cloud Ranch and Tom Barbee of HydroFlo is scheduled at the end of June to resolve this issue and collect the balance due of $20,000. We have been advised by Happy Cloud Ranch that because they approved the design, they will honor their payment obligation to us and pay us at the meeting rather than waiting until the problem is finally resolved. The final payment of $19,443 is expected to be received on or before August 30, 2003, for the same reason. We know of no reason why total anticipated payments from Happy Cloud Ranch will not be received.

With respect to Emory Wilson, there was a delay in final production due to a delay in pump delivery. We now anticipate the following:

Anticipated date product
will be delivered            On or before July 7, 2003
---------------------------- ---------------------------------------------------
Total Payments Due           $68,735
---------------------------- ---------------------------------------------------
Anticipated Date of receipt
of payments by HydroFlo      30 days from shipment of product, or anticipated to
                             be August 7, 2003

We know of no reason why total anticipated payments from Emory Wilson will not be received.

With the payments received to date from Valley Water Technologies and Happy
Cloud Ranch, we believe our cash on hand will be sufficient to satisfy our operating cash requirements through October 15, 2003. When additional payments are received from Happy Cloud Ranch and Emory Wilson, now anticipated to be no later than August 30, 2003, we believe our cash on hand will be sufficient to satisfy our operating cash requirements through January 1, 2004.

Item 7.  Financial Statements and Exhibits

        10.1   Legal Services Agreement with Michael T. Williams, Esq.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of
1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HydroFlo, Inc.
                                            (Registrant)

                                            By: /s/ Dennis Mast
                                                    Dennis Mast, CEO

         In accordance with the requirements of the Securities Act of 1933, this
Registration Statement was signed by the following persons in the capacities and on the dates stated:

       Signature                     Title                       Date

      /s/ Dennis Mast                 CEO                    June 17, 2003
          Dennis Mast